EXHIBIT 24

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/John H. McConnell
                                       _________________________________________
                                       John H. McConnell

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/John P. McConnell
                                       _________________________________________
                                       John P. McConnell

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Donal H. Malenick
                                       _________________________________________
                                       Donal H. Malenick

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Pete A. Klisares
                                       _________________________________________
                                       Pete A. Klisares

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Donald G. Barger, Jr.
                                       _________________________________________
                                       Donald G. Barger, Jr.

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/William S. Dietrich
                                       _________________________________________
                                       William S. Dietrich

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Charles D. Minor
                                       _________________________________________
                                       Charles D. Minor

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Charles R. Carson
                                       _________________________________________
                                       Charles R. Carson

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/John E. Fisher
                                       _________________________________________
                                       John E. Fisher

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.

                                    /s/John F. Havens
                                       _________________________________________
                                       John F. Havens

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal
H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Katherine S. LeVeque
                                       _________________________________________
                                       Katherine S. LeVeque

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Robert B. McCurry
                                       _________________________________________
                                       Robert B. McCurry

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/Gerald B. Mitchell
                                       _________________________________________
                                       Gerald B. Mitchell

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement (and/or amendments thereto) on Form S-8 with respect to The Worthington Steel Company (Malvern) Union Retirement Savings Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 1996.


                                    /s/James Petropoulos
                                       _________________________________________
                                       James Petropoulos